UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

MORGAN GROUP HOLDING CO.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-73996	13-4196940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Theodore Fremd Avenue, Rye, New York 10580
(Address of Principal Executive Offices)(Zip Code)

914-921-1877
Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	---	---

Explanatory Note

On November 6, 2019, Morgan Group Holding Co. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report the entry into and the closing of the transaction governed by an agreement and plan of merger, dated as of October 31, 2019 (the “Merger Agreement”), by and among the Company, G.R. Acquisition, LLC, a wholly owned subsidiary of the Company (“Merger Sub”), G.research, LLC (“G.research”), Institutional Services Holdings, LLC, the sole member of G.research (“ISH”), and Associated Capital Group, Inc., parent of ISH. Upon the closing of the merger pursuant to the Merger Agreement, Merger Sub merged with and into G.research, resulting in G.research becoming a wholly owned subsidiary of the Company.

The Company is filing this amendment to the Form 8-K to provide the following:
•	Unaudited interim financial statements of G.research as of and for the nine months ended September 30, 2019 and 2018,
•	Related management’s discussion and analysis of financial condition and results of operations,
•	Updated summary historical financial data of G.research,
•	Updated selected historical financial data of G.research, and
•	Revised pro forma financial statements of the Company that reflect certain reclassifications.
•	Refiled audited financial statements of G.research as of and for the years ended December 31, 2018 and 2017.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Unaudited Interim Financial Statements

Statements of financial condition of G.research, LLC at September 30, 2019 and December 31, 2018
Statements of operations of G.research, LLC for the nine months ended September 30, 2019 and 2018
Statements of cash flows of G.research, LLC for the nine months ended September 30, 2019 and 2018
Statements of changes in member’s capital of G.research, LLC for the nine months ended September 30, 2019 and September 30, 2018
Notes to financial statements

The forgoing financial statements are included as Exhibit 99.1 to this amendment to the Form 8-K and are incorporated into this Item 9.01 by reference. Management’s discussion and analysis of financial condition and results of operations with respect to the periods covered by the foregoing financial statements is included as Exhibit 99.2 and is incorporated into this Item 9.01 by reference. Summary historical financial data of G.research as of and for each of the nine months ended September 30, 2019 and September 30, 2018 and the fiscal years ended December 31, 2018 and December 31, 2017 are included as Exhibit 99.3 and are incorporated into this Item 9.01 by reference. Selected historical financial data of G.research as of and for each of the nine months ended September 30, 2019 and September 30, 2018 and the fiscal years ended December 31, 2018 and December 31, 2017 are included as Exhibit 99.4 and are incorporated into this Item 9.01 by reference. Revised unaudited pro forma statement of financial condition as of September 30, 2019 and pro forma statements of operations for the nine months ended September 30, 2019 and 2018 and the year ended December 31, 2018 of the Company (reflecting reclassifications of line items in the pro forma financial statements previously filed in the Form 8-K) are included as Exhibit 99.5 and are incorporated into this Item 9.01 by reference. Refiled audited financial statements of G.research as of and for the years ended December 31, 2018 and 2017 are included as Exhibit 99.6 and are incorporated into this Item 9.01 by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited interim financial statements of G.research, LLC as of and for the nine months ended September 30, 2019 and 2018 and notes to financial statements*
99.2	Management’s discussion and analysis of financial condition and results of operations of G.research, LLC for the nine months ended September 30, 2019 and 2018*
99.3	Summary historical financial data of G.research, LLC as of and for the nine months ended September 30, 2019 and September 30, 2018 and the fiscal years ended December 31, 2018 and December 31, 2017*
99.4
Selected historical financial data of G.research, LLC as of and for each of the nine months ended September 30, 2019 and September 30, 2018 and the fiscal years ended December 31, 2018 and December 31, 2017*

99.5
Revised unaudited pro forma statement of financial condition of Morgan Group Holding Co. as of September 30, 2019 and pro forma statements of operations for the nine months ended September 30, 2019 and 2018*

99.6	Audited financial statements of G.research, LLC as of and for the years ended December 31, 2018 and 2017 and notes to financial statements.

*Defined terms used within the exhibits shall have the meanings ascribed to such terms in the Morgan Group Holding Co. Information Statement filed as Exhibit 99.1 to the Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN GROUP HOLDING CO.

By:	/s/ Joseph L. Fernandez
Name: Joseph L. Fernandez
Title: Executive Vice President-Finance

Dated: January 9, 2020